IVY FUNDS

Delaware Ivy Small Cap Growth Fund
 (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
each dated July 31, 2023

Effective immediately, the following replaces the second paragraph below the Calendar year-by-year total return (Class A) chart in the Fund’s summary prospectus section entitled, “Delaware Ivy Small Cap Growth Fund — How has Delaware Ivy Small Cap Growth Fund Performed?" and the statutory prospectus section entitled, “Fund summaries: Delaware Ivy Small Cap Growth Fund — How has Delaware Ivy Small Cap Growth Fund Performed?”:

As of June 30, 2023, the Fund’s Class A shares had a calendar year-to-date return of 12.45%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 27.88% for the quarter ended June 30, 2020, and its lowest quarterly return was -21.70% for the quarter ended June 30, 2022. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated August 31, 2023.